Scudder
Global Bond
Fund

Semiannual Report
April 30, 1998

Pure No-Load(TM) Funds

A fund which seeks total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                                                             [logo]

                            Scudder Global Bond Fund

--------------------------------------------------------------------------------
                             Total Net Assets as of
 Date of Inception: 3/1/91  4/30/98: $113.2 million        Ticker Symbol: SSTGX
--------------------------------------------------------------------------------

o Scudder Global Bond Fund provided a 2.45% total return for the six-month period ended April 30, 1998, versus 0.52% for the unmanaged Salomon Brothers World Government Bond Index.

o A rising U.S. dollar and continued volatility in Southeast Asian markets characterized much of the period, creating a challenging environment for fixed-income investors with holdings outside the United States.

o The Fund took advantage of opportunities in select emerging markets and Europe while reducing its exposure to Japan.


                               Table of Contents

   3  Letter from the Fund's Chairman    14  Financial Statements
   4  Performance Update                 17  Financial Highlights
   5  Portfolio Summary                  18  Notes to Financial Statements
   6  Portfolio Management Discussion    24  Report of Independent Accountants
   9  Glossary of Investment Terms       25  Investment Products and Services
  10  Investment Portfolio               26  Scudder Solutions


                           2-Scudder Global Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report to you concerning Scudder Global Bond Fund's performance over its most recent semiannual period ended April 30, 1998. While a rising U.S. dollar hindered the performance of non-U.S. bonds during the six-month time frame, the Fund outperformed its benchmark index over the six months ended April 30. The Fund also posted a 5.97% 30-day net annualized yield at the close of the period. Please read the portfolio management discussion beginning on page for more information about the Fund's performance.

     For those of you interested in new Scudder products, we recently introduced an addition to Scudder's series of growth and income offerings, and we plan to debut another soon. Scudder Real Estate Investment Fund, launched on April 6, invests primarily in Real Estate Investment Trusts (REITs), and is designed to allow investors to participate in the impressive long-term growth potential of the U.S. real estate industry. Scudder Dividend & Growth Fund is scheduled to commence operations on July 17. Designed to be conservatively managed, Dividend & Growth Fund will seek high current income and growth of capital by investing primarily in income-paying U.S. stocks and other equity-based securities. Please see page 25 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 26 provides more information on how to contact Scudder. Thank you for choosing Scudder Global Bond Fund to help meet your investment needs.


     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     Chairman
     Scudder Global Bond Fund


                           3-Scudder Global Bond Fund

PERFORMANCE UPDATE as of April 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
4/30/98         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GLOBAL BOND FUND
--------------------------------------------
1 Year          $ 10,795     7.95%     7.95%
5 Year          $ 11,702    17.02%     3.19%
Life of Fund*   $ 13,893    38.93%     4.69%
--------------------------------------------
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
--------------------------------------------
1 Year          $ 10,802     8.02%     8.02%
5 Year          $ 13,647    36.47%     6.41%
Life of Fund*   $ 18,156    81.56%     8.78%
--------------------------------------------
*The Fund commenced operations on March 1, 1991.
 Index comparisons begin March 31, 1991.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED APRIL 30

SALOMON BROTHERS WORLD
GOVERNMENT BOND INDEX
Year            Amount
----------------------
3/91*          $10,000
'91            $10,154
'92            $11,408
'93            $13,304
'94            $14,028
'95            $16,202
'96            $16,682
'97            $16,808
'98            $18,156

SCUDDER GLOBAL BOND FUND
Year            Amount
----------------------
3/91*          $10,000
'91            $10,072
'92            $11,087
'93            $11,859
'94            $12,169
'95            $12,282
'96            $12,733
'97            $12,856
'98            $13,878

SALOMON BROTHERS CURRENCY-
HEDGED WORLD GOVERNMENT
BOND INDEX (1-3 YEARS)**
Year            Amount
----------------------
3/91*          $10,000
'91            $10,075
'92            $10,896
'93            $11,702
'94            $12,058
'95            $12,748
12/95          $13,625

The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                              1991*   1992    1993    1994    1995   ||  1996    1997    1998
NET ASSET VALUE...........   $11.93  $11.95  $11.72  $11.12  $10.39  || $10.00  $ 9.51  $ 9.62
INCOME DIVIDENDS..........   $  .17  $ 1.14  $ 1.01  $  .91  $  .84  || $  .76  $  .60  $  .63
CAPITAL GAINS                                                        ||
DIVIDENDS.................   $   --  $   --  $  .02  $   --  $   --  || $   --  $   --  $   --
FUND TOTAL RETURN (%).....      .83   10.08    6.97    2.61     .93  ||   3.67     .97    7.95
INDEX TOTAL RETURN (%)**..      .75    8.15    7.40    3.04    5.72  ||   2.97     .75    8.02

On December 27, 1995, the Fund adopted its current name and objectives.
Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 5.66.

** Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.


                           4-Scudder Global Bond Fund

PORTFOLIO SUMMARY as of April 30, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
U.S.                         19.1%
U.K.                         12.8%
Canada                       11.2%
France                        9.8%
Sweden                        8.5%
Italy                         6.8%
Denmark                       6.1%
New Zealand                   4.4%
Japan                         3.2%
Korea                         3.2%
Australia                     2.7%
Peru                          2.3%
Panama                        1.7%
Ireland                       1.7%
Argentina                     1.1%
Other                         5.4%
-----------------------------------
                              100%
------------------------------------

Over the six-month period, we
sought to emphasize markets
included in the Fund's
benchmark, the Salomon Brothers
World Government Bond Index,
that we believed had the greatest
potential for appreciation; one of
the best markets to be in was the
United Kingdom.

--------------------------------------------------------------------------
INTEREST RATE EXPOSURE
--------------------------------------------------------------------------
U.S.                         27.8%
U.K.                         11.3%
New Zealand                  10.0%
Sweden                        8.5%
Italy                         6.8%
Denmark                       6.1%
European Currency Units       5.7%
Canada                        5.5%
France                        4.2%
Japan                         3.2%
Australia                     2.7%
Ireland                       1.7%
Korea                         1.1%
Other                         5.4%
------------------------------------
                              100%
------------------------------------

Until the U.S. Federal Reserve
gives a clear indication of its
intention to either ease or
restrain the flow of capital, the
Fund is maintaining a
conservative strategy with respect
to interest rate exposure.

--------------------------------------------------------------------------
CURRENCY EXPOSURE (a)
--------------------------------------------------------------------------
U.S.                         54.2%
Sweden                        8.3%
U.K.                          7.9%
Italy                         6.8%
Japan                         6.3%
Denmark                       6.0%
France                        4.2%
European Currency Units       2.8%
Canada                        1.9%
New Zealand                   1.7%
Korea                         1.1%
Australia                      .9%
Philippines                    .9%
Poland                         .9%
Hungary                        .8%
Brazil                         .7%
Thailand                       .5%
Czech Republic                 .4%
Mexico                         .4%
South Africa                   .4%
Spain                          .4%
Turkey                         .4%
Greece                         .3%
Switzerland                  -8.2%
-----------------------------------
                              100%
-----------------------------------

Part of the Fund's strategy was to
hedge currency risk, which
boosted performance relative to
its benchmark index.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                           5-Scudder Global Bond Fund

                         Portfolio Management Discussion

For a look at the market environment and Fund strategy during the six-month period ended April 30, 1998, here is an interview with Gary P. Johnson, Lead Portfolio Manager of Scudder Global Bond Fund.

Q: How did Scudder Global Bond Fund perform during the period?

A: The Fund returned 2.45% for the six-month period ended April 30, 1998, thanks to positive overall returns in Europe and the United States, as well as modest exposure to select emerging markets. The Fund's yield at the close of the period was 5.97%.

Q: How does the Fund's performance compare with that of its benchmark index?

A: The Fund outperformed its unmanaged benchmark, the Salomon Brothers World Government Bond Index, which returned 0.52% for the period. Contributing to this outperformance were three factors central to the Fund's overall investment strategy. First, we sought to emphasize markets included in the index that we believed had the greatest potential for appreciation. One of the best markets to be in was the United Kingdom. After a period of monetary tightening last year, Britain's yield curve was actually inverted -- in other words, government bonds maturing in two years provided higher yields than those maturing in 20 years. When it appeared that the U.K. economy was slowing and that its central bank might begin to ease monetary policy, we shifted the Fund's holdings of long-maturity bonds to two-year notes and boosted our overall U.K. position to 11% of the portfolio. In the months following, the price of those two-year securities rose as the average yield fell almost one percentage point. In the current, low-interest-rate global environment, that's a significant move.

The second aspect of our strategy involved hedging currency risk. As a standing policy, we begin each calendar quarter with 50% of the Fund's foreign currency exposure hedged to U.S. dollars. We then increase or decrease exposure based on our outlook for the U.S. dollar. In the first few months of the period, the dollar was strong relative to most currencies (reducing returns to U.S. investors holding overseas securities), so our hedging strategy boosted performance relative to the Salomon index, which is unhedged.

As a third component of our strategy, we sought to increase yield by holding securities that are not included in the benchmark index. During the period, this included exposure to select emerging markets, corporate bonds, and mortgage-related issues. These bonds helped boost yield at a time when government yields in most developed markets around the world were low and getting lower.

Q: What makes such bonds an attractive complement to traditional government securities?

A: The government sector is shrinking around the world, which translates into fewer investment opportunities. In the United States, for example, the federal budget is expected to be in surplus this year for the first time in more than 20 years. That means the government doesn't need to borrow as much and will issue fewer bonds in the future. We see the same trend in Europe, particularly in light of the coming single currency.

                           6-Scudder Global Bond Fund

In general, debt issuance is shifting from the government to the growing private sector as corporations borrow to finance growth. Unlike governments, corporations cannot pay creditors with tax revenue. As a result, their bonds are usually considered more speculative investments and offer higher yields as incentive to investors. Examples of corporate bonds purchased during the period include Molson Breweries and Newcourt Credit Group in Canada, and Puget Sound Energy and Royal Caribbean International in the United States.

In Denmark, we chose mortgage-backed securities over government issues and boosted the Fund's overall position in that country to just under 6% of the portfolio. Similar to the United States, Danish mortgage-backed securities offer higher yields -- roughly one percentage point higher -- than government securities of comparable maturity to compensate for the risk of prepayment. When interest rates fall, many homeowners refinance their mortgages, returning principal to mortgage investors. In addition to disrupting an investor's income stream, this prepayment of principal forces the investor to reinvest at lower prevailing rates. In Denmark, we selected mortgage securities that yielded more than comparable government bonds, but not so much more as to encourage refinancing, in our view.

Careful exposure to emerging markets has helped the Fund both in terms of yield and price appreciation. Emerging market bonds typically yield more than bonds from developed markets because developing countries generally have less political and economic stability and therefore are viewed as more likely to default on payments of interest and principal. In the fall of 1997, with the Asian financial crisis in full bloom, the disparity of yields between developed and developing markets was wider than usual. So we were able to purchase three-month bank issues linked to the Korean won with coupons as high as 38%, for example, or 16% for an issue linked to the Thai baht. Outside of Asia, the Fund benefited from coupons of 75% on an issue linked to the Turkish lire, 24% on an issue linked to the Polish zloty, and 16% on a security linked to the Hungarian forint. To protect the portfolio from unexpected price volatility, we avoided markets such as Indonesia, where we believed capital flows were unpredictable. And we diversified the Fund's currency exposure among 10 emerging markets, with a total allocation of less than 6% of portfolio assets as of April 30.

Q: In Europe, the Fund's Italian and Spanish holdings were reduced in favor of Sweden. What prompted the shift?

A: Italy and Spain are slated to become part of the economically unified Europe next year. In preparation, the central banks of all participating countries are working to align currencies and short-term interest rates. In the case of Italy and Spain, this meant that short-term rates had declined and were not likely to change much in the coming months. Sweden has chosen to not participate in the first round of European union. As a result, its short-term securities offer roughly half a percentage point more in yield. At the end of April, the Fund's position in Sweden was 8.5% of the portfolio, versus 6.8% in Italy and less than 1% in Spain.

We also reduced our Japanese holdings -- from 8.4% to 3.2% of assets at the end

                           7-Scudder Global Bond Fund
of April -- to take advantage of higher yields elsewhere. Although Japan boasts one of the largest and most liquid bond markets, years of economic malaise have reduced its government bond yields to the lowest in the world.

Q: What is the Fund's strategy going forward?

A: We intend to maintain a conservative strategy with respect to interest rate exposure until the U.S. Federal Reserve gives a clear indication of its intention to either ease or restrain the flow of capital. This wait-and-see stance held back overall performance during the period when the U.S. market rallied, but it has also added a measure of stability in an increasingly volatile global market. We expect to continue our three-pronged investment approach of emphasizing the markets in our benchmark index with the strongest outlooks, maintaining a partial hedge on foreign currency exposure, and selecting higher-yielding investments from non-index countries and securities. With carefully constructed exposure to the world's developed and developing markets and a cautious stance toward the future direction of interest rates, we believe Scudder Global Bond Fund will continue to provide valuable exposure to fixed-income opportunities around the world.


                           8-Scudder Global Bond Fund

                          Glossary of Investment Terms


 BOND An interest-bearing or discounted government or corporate security that typically requires the issuer to pay a fixed amount of interest for a specified time, usually a number of years, then repay the bondholder the face amount (principal) of the bond. Bondholders have an IOU from an issuer but no ownership privileges, as with stockholders.

 CURRENCY RISK                    The risk of loss to a portfolio because of
                                  changes in the value of different currencies.
                                  For a U.S. investor in overseas markets, the risk that a rising dollar relative to foreign currencies will reduce returns.

 EMERGING MARKETS                 The rapidly growing stock and bond markets of
                                  newly industrialized countries, such as
                                  Brazil or Indonesia.

 HEDGING Attempting to minimize investment risk by taking certain steps to offset that risk. For a U.S. investor, currency risk can be reduced by hedging holdings denominated in foreign currencies back into U.S. dollars.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time. For example, a security is said to be "liquid" if it has enough outstanding units to allow large transactions without a substantial change in price.

 VOLATILITY                       The tendency of a security, commodity, or
                                  market to rise and fall in price over time.
                                  Volatility is inherent in almost all
                                  investments but differs in degree from
                                  investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, bonds from the emerging markets can be extremely volatile.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and
 Investment Terms)

                           9-Scudder Global Bond Fund

                    Investment Portfolio as of April 30, 1998

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/98 at 5.5%,
  to be repurchased at $2,857,437 on 5/1/98, collateralized by a $2,896,000 U.S.                                --------------
  Treasury Note, 4.75%, 10/31/98 (Cost $2,857,000) .....................................       2,857,000             2,857,000
                                                                                                                --------------
Foreign Denominated Debt Obligations 71.8%
------------------------------------------------------------------------------------------------------------------------------
Australian Dollars 2.6%
Commonwealth of Australia, 9.5%, 8/15/03 ...............................................       2,310,000             1,773,422
Commonwealth of Australia, 10%, 10/15/07 ...............................................       1,340,000             1,134,562
                                                                                                                --------------
                                                                                                                     2,907,984
                                                                                                                --------------
British Pounds 11.0%
United Kingdom Treasury Bond, 9%, 3/3/00 ...............................................       5,710,000             9,952,870
United Kingdom Treasury Bond, 8%, 12/7/00 ..............................................       1,380,000             2,398,931
                                                                                                                --------------
                                                                                                                    12,351,801
                                                                                                                --------------
Canadian Dollars 5.4%
Government of Canada, 6%, 6/1/08 .......................................................       3,850,000             2,817,252
Molson Breweries Co., Ltd., 6%, 6/2/08 .................................................         841,000               584,195
Newcourt Credit Group, Inc., 6.2%, 9/1/04 ..............................................       1,170,000               821,784
PanCanadian Petroleum Ltd., 8.75%, 11/9/05 .............................................       1,500,000             1,241,744
TransCanada PipeLines, 10.625%, 10/20/09 ...............................................         590,000               567,247
                                                                                                                --------------
                                                                                                                     6,032,222
                                                                                                                --------------
Czech Koruna 0.4%
Chase Manhattan Bank Time Deposit linked to Czech Koruna, 14.743%, 5/6/98 ..............      13,654,080               415,008
                                                                                                                --------------
Danish Kroner 5.9%
Nykredit A/S, 7%, 10/1/26 ..............................................................       9,702,000             1,436,793
Nykredit A/S, 7%, 10/1/29 ..............................................................      35,199,000             5,173,142
                                                                                                                --------------
                                                                                                                     6,609,935
                                                                                                                --------------
European Currency Units 5.5%
Government of France, 4.5%, 7/12/02 ....................................................       2,780,000             3,043,459
Government of France, 5.5%, 4/25/07 ....................................................       2,750,000             3,122,704
                                                                                                                --------------
                                                                                                                     6,166,163
                                                                                                                --------------
French Francs 6.5%
Government of France, Principal Only, 10/25/19 .........................................     143,000,000             7,286,762
                                                                                                                --------------
Greek Drachmas 0.4%
Deutsche Bank Time Deposit linked to Greek Drachma, 14.75%, 5/5/98 .....................      54,892,800               174,673
Deutsche Bank Time Deposit linked to Greek Drachma, 11.75%, 7/6/98 .....................      40,979,900               130,401
J.P. Morgan & Co. Time Deposit linked to Greek Drachma, 11.5%, 5/18/98 .................      55,731,951               177,343
                                                                                                                --------------
                                                                                                                       482,417
                                                                                                                --------------

    The accompanying notes are an integral part of the financial statements.


                           10-Scudder Global Bond Fund

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Hungarian Forints 0.8%
Chase Manhattan Bank Time Deposit linked to Hungarian Forint, 18.128%, 6/16/98 .........      37,009,278               175,280
Chase Manhattan Bank Time Deposit linked to Hungarian Forint, 16.11%, 6/16/98 ..........      60,083,420               283,951
Chase Manhattan Bank Time Deposit linked to Hungarian Forint, 16.8%, 7/7/98 ............      83,460,000               394,407
                                                                                                                --------------
                                                                                                                       853,638
                                                                                                                --------------
Irish Pounds 1.7%
Republic of Ireland, DIBOR less .04% (6.5%), 4/19/00 ...................................       1,334,000             1,867,569
                                                                                                                --------------
Italian Lire 6.6%
Republic of Italy, 5.5%, 9/15/00 .......................................................   3,395,000,000             1,954,018
Republic of Italy, 8.5%, 1/1/04 ........................................................   8,240,000,000             5,445,889
                                                                                                                --------------
                                                                                                                     7,399,907
                                                                                                                --------------
Japanese Yen 3.1%
Japan Development Bank, 2.875%, 12/20/06 ...............................................     430,000,000             3,542,490
                                                                                                                --------------
Korean Won 1.1%
Chase Manhattan Bank Time Deposit linked to Korean Won, 21.5%, 5/13/98 .................     793,634,040               588,658
Chase Manhattan Bank Time Deposit linked to Korean Won, 38.45%, 5/26/98 ................     807,254,300               600,690
                                                                                                                --------------
                                                                                                                     1,189,348
                                                                                                                --------------
Mexican Pesos 0.4%
Certificados de la Tesoreria, Zero Coupon, 6/4/98 ......................................       3,480,100               403,168
                                                                                                                --------------
New Zealand Dollars 9.6%
Government of Canada, 6.625%, 10/3/07 ..................................................      11,789,000             6,187,578
Government of New Zealand, 8%, 4/15/04 .................................................       7,953,000             4,577,681
                                                                                                                --------------
                                                                                                                    10,765,259
                                                                                                                --------------
Polish Zlotys 0.9%
Morgan Guaranty Trust Co. Time Deposit linked to Polish Zloty, 23.72%, 5/26/98 .........       3,390,706             1,001,113
                                                                                                                --------------
South African Rands 0.4%
Bankers Trust Co. Time Deposit linked to South African Rand, 13.1%, 5/14/98 ............       2,306,730               456,281
                                                                                                                --------------
Spanish Pesetas 0.4%
Kingdom of Spain, 10%, 2/28/05 .........................................................      50,000,000               421,265
                                                                                                                --------------
Swedish Kronor 8.3%
Kingdom of Sweden, 10.25%, 5/5/00 ......................................................      65,500,000             9,311,663
                                                                                                                --------------
Thai Bahts 0.5%
Chase Manhattan Bank Time Deposit linked to Thai Baht, 16.29%, 5/18/98 .................      23,336,583               594,208
                                                                                                                --------------

    The accompanying notes are an integral part of the financial statements.


                           11-Scudder Global Bond Fund

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Turkish Lire 0.3%

J.P. Morgan & Co. Time Deposit linked to Turkish Lira, 75%, 7/13/98 ....................  96,622,500,000               386,490
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $81,540,172)                                                       80,444,691
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 25.3%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, LIBOR plus .29% (8.939%), 9/1/00 .................................       1,300,000             1,253,132
Imperial Credit Industries, Inc., 9.875%, 1/15/07 ......................................         460,000               453,100
ING Note linked to Philippine Treasury Bill, Zero Coupon, 2/11/99 ......................         900,000               938,250
Midland Bank PLC, 7.625%, 6/15/06 ......................................................       1,500,000             1,601,850
Puget Sound Energy, Inc., 7.02%, 12/1/27 ...............................................       2,000,000             2,028,580
Republic of Korea, 8.875%, 4/15/08 .....................................................       2,300,000             2,267,570
Republic of Panama, 8.875%, 9/30/27 ....................................................       1,000,000               980,000
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125%, 4% with 2.563%
  Interest Capitalization (6.563%), 7/17/16 ............................................       1,048,956               870,634
Republic of Peru, Past Due Interest Bond, 4%, Multi Step through 3/7/17 ................       3,750,000             2,552,363
Royal Caribbean International, 7.5%, 10/15/27 ..........................................       3,200,000             3,282,168
Tenet Healthcare Corp., 8%, 1/15/05 ....................................................         550,000               562,375
Time Warner Inc., 9.125%, 1/15/13 ......................................................       1,000,000             1,197,550
U.S. Treasury Note, 6%, 8/15/99 (b) ....................................................       4,000,000             4,020,640
U.S. Treasury Note, 5.875%, 11/15/99 ...................................................       3,850,000             3,865,631
U.S. Treasury Note, 5.5%, 2/15/08 ......................................................       2,000,000             1,973,120
Webster Financial Corp., 9.36%, 1/29/27 ................................................         500,000               549,310
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $28,018,819)                                                   28,396,273
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments  (Cost $112,415,991)                                                                             111,697,964
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.3%
------------------------------------------------------------------------------------------------------------------------------
Put on Australian Dollars, strike price .6493, expire 7/10/98 ...................   AUD        1,720,000                18,782
Put on Australian Dollars, strike price .66, expire 6/17/98 .....................   AUD        2,761,000                42,299
Put on British Pounds, strike price 2.9176, expire 5/4/98 .......................   GBP        7,100,000                   449
Put on Canadian Dollars, strike price 1.436, expire 7/2/98 ......................   CAD        9,000,000                33,744
Put on Deutsche Marks, strike price 1.824, expire 7/17/98 .......................   DEM       18,240,000                85,285
Put on New Zealand Dollars, strike price .541, expire 5/7/98 ....................   NZD        7,014,000                 3,647
Put on New Zealand Dollars, strike price .5671, expire 5/11/98 ..................   NZD       13,120,000               199,424
------------------------------------------------------------------------------------------------------------------------------
Purchased Options  (Cost $420,207)                                                                                     383,630
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $112,836,198) (a)                                                       112,081,594
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           12-Scudder Global Bond Fund

--------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $112,836,198. At April 30, 1998, net unrealized depreciation for all securities based on tax cost was $754,604. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,054,226 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,808,830.

 (b) At April 30, 1998, this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

 At April 30, 1998, open futures contracts sold short were as follows:

                                                                         Aggregate            Market
 Futures                              Expiration        Contracts       Face Value ($)         Value
 ---------                     ------------------------------------------------------------------------
 MATIF French Francs 10 year          June 15, 1998       32             2,722,552           2,710,673
                                                                         ---------           ---------

 Total net unrealized appreciation on open futures contracts sold short .................       11,879
                                                                                             =========

 At April 30, 1998, outstanding written options were as follows:

                                   Principal
                                     Amount          Expiration            Strike              Market
 Call Options                        (000's)            Date               Price                Value
 ------------                  ------------------------------------------------------------------------
 AUD                                    761            6/17/98          AUD      .683            1,294
 AUD                                  1,548            7/10/98          AUD     .6704            7,276
 CAD                                  8,000             7/2/98          CAD      1.41           13,169
 GBP/DEM                              7,100             5/4/98          GBP      3.01           27,324
 NZD                                  6,300             5/7/98          NZD      .551           28,539
                                                                                             ---------
 Total outstanding written options (Premiums received $216,027) ........................        77,602
                                                                                             =========

 Currency Abbreviations
 ----------------------------------------------------------------------
 AUD        Australian Dollar         ITL       Italian Lira
 BRC        Brazilian Real            JPY       Japanese Yen
 CAD        Canadian Dollar           MXP       Mexican Peso
 CHF        Swiss Franc               NZD       New Zealand Dollar
 DEM        Deutsche Mark             SEK       Swedish Krona
 GBP        British Pound             THB       Thai Baht
 HUF        Hungarian Forint          USD       U.S. Dollar
 IEP        Irish Pound               XEU       European Currency Unit
 IND        Indonesian Rupiah

    The accompanying notes are an integral part of the financial statements.


                           13-Scudder Global Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $112,415,991) ................     $  111,697,964
                 Purchased options, at value (identified cost $420,207) ...............            383,630
                 Foreign currency, at market (identified cost $59,306) ................             59,185
                 Interest receivable ..................................................          1,485,468
                 Receivable for investments sold ......................................          7,043,985
                 Receivable for Fund shares sold ......................................             28,646
                 Unrealized appreciation on forward currency exchange contracts .......            265,562
                 Other assets .........................................................              2,339
                                                                                           ----------------
                 Total assets .........................................................        120,966,779
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................          7,225,055
                 Dividends payable ....................................................            167,692
                 Payable for Fund shares redeemed .....................................             51,782
                 Payable for daily variation margin on open futures contracts .........              4,959
                 Written options, at market (premiums received $216,027) ..............             77,602
                 Unrealized depreciation on forward currency exchange contracts .......             74,090
                 Accrued management fee ...............................................             23,855
                 Other payables and accrued expenses ..................................            130,835
                                                                                           ----------------
                 Total liabilities ....................................................          7,755,870
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  113,210,909
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investments .......................................................           (718,027)
                    Options ...........................................................            101,848
                    Futures ...........................................................             11,879
                    Foreign currency related transactions .............................            195,990
                 Accumulated net realized loss ........................................        (10,362,396)
                 Paid-in capital ......................................................        123,981,615
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  113,210,909
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($113,210,909 / 11,764,774 shares of capital stock                      ----------------
                   outstanding, $.01 par value, 300,000,000 shares authorized) ........              $9.62
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                           14-Scudder Global Bond Fund

                             Statement of Operations

                         six months ended April 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $    4,745,209
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................            458,427
                 Services to shareholders .............................................            210,282
                 Custodian and accounting fees ........................................            104,141
                 Directors' fees and expenses .........................................             24,835
                 Reports to shareholders ..............................................             27,619
                 Auditing .............................................................             45,099
                 Legal ................................................................              7,492
                 Registration fees ....................................................             13,393
                 Other ................................................................             12,732
                                                                                           ----------------
                 Total expenses before reductions .....................................            904,020
                 Expense reductions ...................................................           (292,806)
                                                                                           ----------------
                 Expenses, net ........................................................            611,214
                -------------------------------------------------------------------------------------------
                 Net investment income                                                           4,133,995
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................         (2,076,920)
                 Options ..............................................................             22,324
                 Futures contracts ....................................................           (359,358)
                 Foreign currency related transactions ................................            334,890
                                                                                           ----------------
                                                                                                (2,079,064)
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................           (118,723)
                 Options ..............................................................            327,388
                 Futures contracts ....................................................             11,879
                 Foreign currency related transactions ................................            642,588
                                                                                           ----------------
                                                                                                   863,132
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     (1,215,932)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    2,918,063
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           15-Scudder Global Bond Fund

                       Statements of Changes in Net Assets

                                                                                     Six Months           Year
                                                                                        Ended             Ended
                                                                                      April 30,        October 31,
Increase (Decrease) in Net Assets                                                       1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................   $    4,133,995    $   10,145,927
                 Net realized gain (loss) from investment transactions ........       (2,079,064)       (6,797,404)
                 Net unrealized appreciation (depreciation) on ................
                   investment transactions during the period ..................          863,132        (3,581,203)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................        2,918,063          (232,680)
                                                                                  ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ........................................       (4,133,995)       (2,459,944)
                                                                                  ----------------  ----------------
                 Tax return of capital ........................................               --        (7,685,983)
                                                                                  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................        9,927,804        26,565,023
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................        2,938,823         7,206,681
                 Cost of shares redeemed ......................................      (33,553,251)     (105,683,539)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................      (20,686,624)      (71,911,835)
                                                                                  ----------------  ----------------
                 Increase (decrease) in net assets ............................      (21,902,556)      (82,290,442)
                 Net assets at beginning of period ............................      135,113,465       217,403,907
                                                                                  ----------------  ----------------
                 Net assets at end of period ..................................   $  113,210,909    $  135,113,465
                                                                                  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................       13,913,602        21,216,085
                                                                                  ----------------  ----------------
                 Shares sold ..................................................        1,029,157         2,733,367
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................          305,944           736,022
                 Shares redeemed ..............................................       (3,483,929)      (10,771,872)
                                                                                  ----------------  ----------------
                 Net increase (decrease) in Fund shares .......................       (2,148,828)       (7,302,483)
                                                                                  ----------------  ----------------
                 Shares outstanding at end of period ..........................       11,764,774        13,913,602
                                                                                  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           16-Scudder Global Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             March 1, 1991
                                             Six Months                                                    (commencement of
                                               Ended                  Years Ended October 31,               operations) to
                                              April 30,                                                       October 31,
                                                1998       1997    1996    1995    1994    1993    1992          1991
----------------------------------------------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
Net asset value, beginning of period .......   $9.71      $10.25  $10.53  $10.78  $11.68  $11.84  $12.01       $12.00
Income (loss) from investment operations:     ------------------------------------------------------------------------------
Net investment income (loss) ...............     .32         .59     .67     .80     .87     .95    1.08          .76
Net realized and unrealized gain (loss)
   on investment transactions ..............    (.09)       (.54)   (.28)   (.25)   (.90)   (.14)   (.17)         .01
                                              ------------------------------------------------------------------------------
Total from investment operations ...........     .23         .05     .39     .55    (.03)    .81     .91          .77
Less distributions from:                      ------------------------------------------------------------------------------
Net investment income ......................    (.32)       (.14)   (.42)   (.36)   (.02)   (.95)  (1.08)        (.76)
Net realized gains on investment
   transactions ............................      --          --      --      --      --    (.02)     --           --
Tax return of capital ......................      --        (.45)   (.25)   (.44)   (.85)     --      --           --
                                              ------------------------------------------------------------------------------
Total distributions ........................    (.32)       (.59)   (.67)   (.80)   (.87)   (.97)  (1.08)        (.76)
                                              ------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------
Net asset value, end of period .............   $9.62       $9.71  $10.25  $10.53  $10.78  $11.68  $11.84       $12.01
                                              ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......................    2.45**      0.66    3.97    5.43    (.25)   7.14    7.83         6.65**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....     113         135     217     357     560   1,041   1,369          205
Ratio of operating expenses, net to
   average daily net assets (%) ............    1.00*       1.00    1.00    1.00    1.00    1.00    1.00         1.00*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ....................    1.48*       1.39    1.28    1.20    1.15    1.11    1.23         1.89*
Ratio of net investment income to
   average daily net assets (%) ............    6.76*       6.00    6.67    7.73    7.76    8.10    8.94         9.97*
Portfolio turnover rate (%) ................   206.8*      256.5   335.7   182.8   272.4   259.8   274.2         26.1*

*   Annualized
**  Not annualized
(a) Total returns would have been lower had certain expenses not been reduced.

    On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.


                           17-Scudder Global Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (formerly Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                           18-Scudder Global Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, and as a temporary substitute for purchasing selected investments and the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.


                           19-Scudder Global Bond Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $8,121,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($2,376,000), October 31, 2003 ($5,009,000) and October 31, 2004 ($736,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. It appears likely that a portion of the Fund's income distributions for the fiscal year ending October 31, 1998 will be treated as a non-taxable return of capital.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                          20-Scudder Global Bond Fund

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $101,946,906 and $111,483,910, respectively. Purchases and sales of U.S. Government obligations aggregated $11,936,773 and $16,484,438, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1998 was $78,163,577 and $75,441,025, respectively.

Transactions in written options for the six months ended April 30, 1998 are summarized as follows:

                ----------------------------------------------------------------------------------------
                  Exchange Traded Options      Over-the-Counter Options on Currencies (000 omitted)
                ----------------------------  -----------------------------------------------------
                   Number of
                   Contracts    Premiums          AUD           GBP          ITL             Premiums
                ----------------------------  -------------------------------------------  -------------
 Beginning
  of Period ...        84      $  38,460          3,500            --             --       $    26,425
 Written ......       200        111,998          5,857        24,450     50,451,375           714,670
 Closed .......      (160)       (90,074)        (5,500)      (19,900)   (50,451,375)         (655,783)
 Exercised ....      (124)       (60,384)            --            --             --                --
 Expired ......        --             --         (1,548)       (4,550)            --           (63,719)
                 --------      ---------       --------     ---------    -----------       -----------
 End of
  Period ......        --      $      --          2,309            --             --       $    21,593
                 ========      =========      =========     =========    ===========       ===========
                ----------------------------------------------------------------------------------------

Transactions in written options for the six months ended April 30, 1998 are summarized as follows (continued):

                -----------------------------------------------------------------------
                      Over-the-Counter Options on Currencies (000 omitted)
                ---------------------------------------------------------

                      NZD           IEP          CAD         GBP/DEM        Premiums
                --------------------------------------------------------  -------------

 Beginning
  of Period ...     14,777            --            --           --       $    86,101
 Written ......     58,643         2,350         8,000        7,100           567,498
 Closed .......    (20,408)       (2,350)           --           --          (179,853)
 Exercised ....     (9,713)           --            --           --           (51,479)
 Expired ......    (36,999)           --            --           --          (227,833)
                 ---------     ---------     ---------    ---------       -----------
 End of
  Period ......      6,300            --         8,000        7,100       $   194,434
                 =========     =========     =========    =========       ===========
                -----------------------------------------------------------------------


                           21-Scudder Global Bond Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1999, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the six months ended April 30, 1998, the Adviser did not impose a portion of its management fee aggregating $292,806 and the amount imposed aggregated $165,621 which was equivalent to an annual effective rate of .27% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SSC aggregated $134,406, of which $21,390 is unpaid at April 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by STC aggregated $7,825, of which $1,287 is unpaid at April 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1998, the amount charged to the Fund by SFAC aggregated $55,907, of which $8,789 is unpaid at April 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1998, Directors' fees and expenses aggregated $24,835.


                           22-Scudder Global Bond Fund

                                 D. Commitments

As of April 30, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $191,472.

                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                                        (Depreciation)
                  Contracts to Deliver       In Exchange For       Settlement Date          (U.S.$)
                USD          4,705,587   JPY        626,313,577        5/11/98              11,648
                USD            200,163   IND      1,715,400,000        5/13/98               9,383
                JPY        184,600,459   USD          1,514,608        5/21/98             122,098
                XEU          2,800,000   USD          3,084,312        6/16/98             (5,368)
                IEP          1,600,000   USD          2,240,000        6/16/98             (2,121)
                USD            400,000   BRC            466,040        6/18/98               7,574
                USD            400,000   BRC            466,340        6/24/98               7,836
                USD          1,080,000   CHF          1,638,144        6/24/98              18,074
                USD          4,756,016   CHF          7,000,000        6/24/98            (63,805)
                CHF         22,026,015   USD         14,853,338        6/24/98              88,949
                SEK          1,429,636   USD            182,119        7/14/98             (2,796)
                                                                                         ---------
                                                                                           191,472
                                                                                         =========

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                           23-Scudder Global Bond Fund

                        Report of Independent Accountants
                                 Tax Information

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Bond Fund including the investment portfolio, as of April 30, 1998, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the six years in the period ended October 31, 1997 and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Bond Fund as of April 30, 1998, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the six months ended April 30, 1998, for each of the six years in the period ended October 31, 1997 and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 15, 1998


                           24-Scudder Global Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                           25-Scudder Global Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                           26-Scudder Global Bond Fund




Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           27-Scudder Global Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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